Q3 2015 EARNINGS PRESENTATION SEPTEMBER 2, 2015 , Inc. ® is a registered trademark of International Exhibit 99.2

NYSE: NAV
Q3 2015 Earnings –
9/2/2015
Safe Harbor
Statement and Other Cautionary Notes
Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section
27A of the Securities Act of 1933, as amended, Section
21E of the Securities Exchange Act of
1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation.
Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,”
“intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended October
31, 2014 and our quarterly report on Form 10-Q for the quarter ended April 30, 2015.
Although we believe that these forward-
looking
statements
are
based
on
reasonable
assumptions,
there
are
many
factors
that
could
affect
our
actual
financial
results
or
results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.
The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.
Certain non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business.
We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance. It also excludes financial services and other items that may not be related to the core manufacturing business or underlying results. Management often uses this information to assess and measure the underlying performance of our operating segments.
We have chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results. The non-GAAP numbers are reconciled to the most appropriate GAAP number in the appendix of this presentation.

3 NYSE: NAV Q3 2015 Earnings – 9/2/2015 Agenda Overview Troy Clarke Financial Results Walter Borst Summary Troy Clarke

NYSE: NAV 3 QUARTER 2015 RESULTS Troy Clarke, President & CEO RD

5
NYSE: NAV
Q3 2015 Earnings –
9/2/2015
•
Progress in U.S. and Canada
core truck business
-
On track for full-year
market share goals in
medium, bus and severe
service
•
Lower revenues outside
North America
-
Brazil engine market
-
Mexico and Export truck
sales

rd
Quarter Summary

6 NYSE: NAV Q3 2015 Earnings – 9/2/2015 Strongest Product Lineup in Years

NYSE: NAV
Q3 2015 Earnings –
9/2/2015
Next Phase Cost Alignments
•
Three years of strong progress
•
Actively planning for additional cost improvements
-
Structural costs
-
Material costs
-
Manufacturing efficiencies
•
Improved competitiveness
-
Profitable market share
-
Support key strategic investments

NYSE: NAV FINANCIAL RESULTS Walter Borst, Executive Vice President & CFO

NYSE: NAV
Q3 2015 Earnings –
9/2/2015
Income Statement Summary
Note:
This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
(A)   Includes U.S. and Canada School bus and Class 6-8 truck.
(B)   Amounts attributable to Navistar International Corporation.
$ in millions, except per share and units
Core Chargeouts
(A)
17,100
16,300
Sales and Revenues
$2,538
$2,844
Income (Loss) from Continuing Operations, Net of Tax
($30)
($3)
Diluted Income (Loss) Per Share from Continuing Operations
($0.37)
($0.04)
EBITDA
$106
$142
Quarters Ended
July 31
2015
2014
(B)
(B)

NYSE: NAV
Q3 2015 Earnings –
9/2/2015
Q3 2015 Adjusted EBITDA Within Guidance
$ in millions
Note:
This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
* Excludes pre-existing warranty and one-time items.
$106
$129
$3
$20
$0
$50
$100
$150
$200
Q3 2015
Actual EBITDA
One-time Items
Pre-existing Warranty
Adjustment
Q3 Guidance:
$125-$175
Q3 2015
Adjusted EBITDA*

NYSE: NAV
Q3 2015 Earnings –
9/2/2015
Revenue Trends: Core Higher, Global Lower
$ in millions
Global Operations Revenue
12-Month Rolling Average
North America Truck & Parts Core Revenue
12-Month Rolling Average
•
Core revenue is trending
higher due to rollout of a full
product portfolio of SCR
trucks
•
Economic conditions in Brazil
have resulted in a significant
decline in Global Operations
segment revenues
•
Mexico and Export truck
revenues challenged due to
strong U.S. dollar and
economic conditions
$1,400
$1,500
$1,600
$1,700
4Q14
1Q15
2Q15
3Q15
$100
$150
$200
$250
4Q14
1Q15
2Q15
3Q15

NYSE: NAV
Q3 2015 Earnings –
9/2/2015
Q3 2015 Segment Results
$ in millions
Beginning in the first quarter of 2015, the Company realigned its reporting segments. The segment results have been restated to reflect this change.
Quarters Ended
July 31
Segment Results:
2015
2014
Truck
($36)
($3)
Parts
$151
$137
Global Operations
($26)
($21)
Financial Services
$26
$24

Q3 2015 Earnings –
9/2/2015
Progress Continues in the Third Quarter
(A)   Includes U.S. and Canada School bus and Class 6-8 truck.
(B)   $’s in millions.
(C)   Excludes amounts related to pre-existing warranties.
Note:
This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
14,500
15,500
16,500
17,500
3Q14
3Q15
Chargeouts
(A)
$250
$300
$350
3Q14
3Q15
Structural Costs
(B)
2.5%
3.0%
3.5%
3Q14
3Q15
Current Warranty Expense %
Manufacturing Revenue
(C)
4.0%
4.5%
5.0%
5.5%
3Q14
3Q15
Adjusted EBITDA Margin

NYSE: NAV
Q3 2015 Earnings –
9/2/2015
Used Truck: Inventory Balance Past Peak
•
Q3 ending gross inventory
balance of $350 million, down
$25 million
•
Inventory of MaxxForce
EGR
trucks may have peaked in the
second quarter
•
Export sales opportunities
•
Inventory reserve increased by
$15 million sequentially
Gross Used Truck Inventory
$ in millions
$320
$365
$375
$350
$0
$100
$200
$300
$400
Q4
2014
Q1
2015
Q2
2015
Q3
2015

Q3 2015 Earnings –
9/2/2015
Q3 2015 Manufacturing Cash Update
$ in millions
Note:
This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
Guidance
(A)
Actual
Q2 2015 Manufacturing
Cash Balance
(B)
$784
$784
Consolidated Adjusted EBITDA
(C)
$125 -
$175
$129
Capex/Cash Interest/Pension & OPEB Funding
($155) -
($145)
($130)
Change in Net
Working Capital/Debt and
Warranty/Other
($4) –
$36
($8)
Q3 2015 Manufacturing Cash Balance
(B)
$750-850
$775
(D)
(A)
Guidance as provided on 6/4/2015.
(B)
Cash balance includes marketable securities.
(C)
Excluding one-time items and pre-existing warranty.
(D)
Reflects repayment of $13 million of the NFC intercompany loan.

Q3 2015 Earnings –
9/2/2015
Term Loan Refinancing Transaction
$ in millions
Note:
This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
Debt
Maturity
Profile
(C)
Historical
Manufacturing
Cash
Balances
(A)
$748
•
Term Loan Refinancing
-
Adds liquidity
-
Extends debt maturity
profile
-
Provides additional
financial flexibility
•
Seeking to reduce
leverage over time
(B)
$1,018
$733
$784
$775
$1,088
$-
$250
$500
$750
$1,000
$1,250
Q4
2014
Q1
2015
Q2
2015
Q3
2015
Q3 2015
Pro Forma
$100
$100
$54
$227
$421
$1,040
$1,444
$0
$400
$800
$1,200
$1,600
2015
2016
2017
2018
2019
2020
Thereafter
(A)
Cash balance includes marketable securities.
(B)
Q3 2015 Pro Forma balance reflects the proceeds from the term loan refinancing net of original issue discount, fees and expenses.
(C)
Total manufacturing debt of $2.9B, as of July 31, 2015.

Q3 2015 Earnings –
9/2/2015
Guidance: Q4 2015 Manufacturing Cash
$ in millions
(A)
Cash balance includes marketable securities.
(B)
Excluding one-time items and pre-existing warranty.
Note:
This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
Q4 2015
Guidance
Q3 2015 Manufacturing
Cash Balance
(A)
$775
Consolidated Adjusted EBITDA
(B)
$175 –
$225
Capex/Cash Interest/Pension & OPEB Funding
($169) –
($159)
Change in Net Working Capital/Debt and Warranty/Other
$169 –
$209
Q4 2015 Manufacturing Cash Balance
(A)
$950 –
$1,050

NYSE: NAV
Q3 2015 Earnings –
9/2/2015
Factors Weighing on Adjusted EBITDA Margin
7.9%
5.1%
(2.8)%
0%
2%
4%
6%
8%
10%
Core North America
Truck, Parts and Other
Used Truck, Global
Operations and
Mexico/Export
Consolidated Adjusted
EBITDA
(
•
North America core
margins improved 220
basis points from Q3
2014
•
Used Truck and
international
businesses hampered
Q3 2015 margins
•
Core margins set up to
have strong Q4
Note:
This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.

NYSE: NAV
Q3 2015 Earnings –
9/2/2015
Q4 2015: Delivering on our Margin Goals
Confident in Q4 plan to hit
consolidated adjusted
EBITDA guidance…
•
Core North America Truck
and Parts margins to
improve
•
Used Truck reserve
adjustments trending lower
•
Q3 restructuring actions to
take hold in Global
Operations segment
•
Mexico and Export truck
volumes expected to
increase vs. prior quarter
Note:
This slide contains non-GAAP information; please see the
REG G in appendix for a detailed reconciliation.
Actual
Forecast
Amount indicates mid-point of range
5.1%
8%
1.7%
1.2%
0%
2%
4%
6%
8%
10%
Q3 Consolidated
Adjusted EBITDA
Core N.A Truck,
Parts and Other
Used Truck,
Global  Operations
and  Mexico/Export
Q4 Forecasted
Consolidated
Adjusted EBITDA

NYSE: NAV
Q3 2015 Earnings –
9/2/2015
Q3 2015 Accomplishments:
•
Increased
Core
(A)
truck
chargeouts
year-over-year
•
Cost reductions on track
•
Lowered used truck inventory balances
And in August…
•
Completed Term Loan refinancing
Summing It Up
(A)   Includes U.S. and Canada School bus and
Class 6-8 truck.

NYSE: NAV SUMMARY Troy Clarke, President & CEO

NYSE: NAV
Q3 2015 Earnings –
9/2/2015
Cost Reductions in 2016 and Beyond
Manufacturing
Material
Structural
Warranty
LOWER BREAK-EVEN POINT
•
Increase manufacturing
productivity
•
Increase capacity utilization
•
Optimize supply base footprint
•
Benchmark material costs
•
Lower engineering and SG&A
spend
•
Drive warranty costs to industry
benchmark

NYSE: NAV
Q3 2015 Earnings –
9/2/2015
Strongest Product Lineup in Years
Medium
Growing share in growing industry
Heavy
Product gaining strong consideration
Severe Service
Chargeouts
up 22% year-over-year
Bus
Chargeouts
up 13% year-over-year

NYSE: NAV
Q3 2015 Earnings –
9/2/2015
Open Technology Integration
•
Leading-edge technology
•
Integrated engineering
•
Customer choice
•
Speed to market
•
Technologies leveraging
supplier’s spend
Leading supplier technology integration allows Navistar to deliver…

NYSE: NAV
Q3 2015 Earnings –
9/2/2015
Connected
Vehicle
–
Differentiation
that
Creates
Value
•
140,000 vehicles connected
•
Standard offering on International
trucks
•
Integrated support through dealers,
parts and service
•
Drives product consideration
OnCommand
Connection…
Leading the way to
industry best Uptime

26 NYSE: NAV Q3 2015 Earnings – 9/2/2015 • Engine recalibration over Wi-Fi • Lays groundwork for two- way Connected Vehicle Services Over the Air Reprogramming

27 NYSE: NAV Q3 2015 Earnings – 9/2/2015 Driving Value • Next phase cost improvements • Increase product consideration • Connected vehicle • Open technology integration

NYSE: NAV APPENDIX

NYSE: NAV
Q3 2015 Earnings –
9/2/2015
Navistar Financial Corporation
Highlights
•
Financial Services Segment profit of $26 million for Q3 2015, $72 million YTD
•
U.S. financing availability of $316
million as of July 31, 2015
•
Financial Services Debt/Equity Leverage of 3.9:1
•
Issued $250 million of two-year dealer floor plan notes in July 2015
•
GE intends to sell assets of GE Capital which include Navistar Capital
Retail Notes
Bank Facility
Dealer Floor Plan
•
$755 million facility balance
($500 million revolver and $255
million term loan matures in
December 2016)
–
Funding for retail notes,
wholesale notes, retail accounts,
and dealer open accounts
•
On balance sheet
•
NFSC wholesale trust as of July
2015
–
$1.2 billion funding facility
–
Variable portion matures January
2016
–
Term portions mature Sep. 2015,
Oct. 2016 and Jun. 2017
•
On balance sheet
•
Broader product offering
•
Enhanced ability to support large
fleets
•
Better access to less expensive
capital

NYSE: NAV
Q3 2015 Earnings –
9/2/2015
Retail Market Share in Commercial Vehicle Segments
Class 6/7
Medium-Duty
Class 8
Severe Service
Class 8
Heavy
Three Months Ended
July 31,
April 30,
January 31,
October 31,
July 31,
2015
2015
2015
2014
2014
Core Markets (U.S. and Canada)
Class 6 and 7 medium trucks .................................................
24%
27%
21%
19%
20%
Class 8 heavy trucks .............................................................
12%
12%
10%
15%
14%
Class 8 severe service trucks .................................................
15%
15%
14%
14%
15%
Combined class 8 trucks .......................................................
13%
13%
11%
15%
14%

NYSE: NAV
Q3 2015 Earnings –
9/2/2015
Worldwide Truck Chargeouts
Three Months Ended
July 31,
%
Change
Nine Months Ended
July 31,
%
Change
(in units)
2015
2014
Change
2015
2014
Change
Core Markets (U.S. and Canada)
School buses .......................................
3,500
3,100
400
13%
8,500
7,700
800
10%
Class 6 and 7 medium trucks...............
3,800
3,600
200
6%
14,500
12,200
2,300
19%
Class 8 heavy trucks ...........................
7,000
7,300
(300)
(4)%
19,100
18,600
500
3%
Class 8 severe service trucks .............
2,800
2,300
500
22%
7,100
6,200
900
15%
Total Core Markets...............................
17,100
16,300
800
5%
49,200
44,700
4,500
10%
Non "core" military ............................
100
—
100
—
%
100
100
—
—
%
Other markets
(A)
..................................
2,900
7,600
(4,700)
(62)%
15,300
19,800
(4,500)
(23)%
Total worldwide unit.............................
20,100
23,900
(3,800)
(16)%
64,600
64,600
—
—
%
Combined class 8 trucks.....................
9,800
9,600
200
2%
26,200
24,800
1,400
6%
We define chargeouts as trucks that have been invoiced to customers. The units held in dealer inventory represent the principal difference between retail deliveries and chargeouts. This table summarizes our approximate worldwide chargeouts from our continuing operations.
We define our Core markets to include U.S. and Canada School bus and Class 6 through 8 medium and heavy truck.  Our Core markets include
CAT-branded units sold to Caterpillar under our North America supply agreement.
(A)
Other markets primarily consist of Export Truck and Mexico and also includes chargeouts related to BDT of 3,100 units during the three months ended July 31, 2014, and 6,000 and 7,600 during the nine months ended July 31, 2015 and 2014.  There were no third party chargeouts related to BDT during the three months ended July 31, 2015.

NYSE: NAV
Q3 2015 Earnings –
9/2/2015
Worldwide Engine Shipments
Three Months Ended
July 31,
%
Change
Nine Months Ended
July 31,
%
Change
(in units)
2015
2014
Change
2015
2014
Change
OEM sales-South America..................
11,400
21,400
(10,000)
(47)%
38,700
65,700
(27,000)
(41)%
Intercompany sales..............................
6,600
9,800
(3,200)
(33)%
20,200
30,400
(10,200)
(34)%
Other OEM sales.................................
1,800
2,900
(1,100)
(38)%
7,300
8,500
(1,200)
(14)%
Total sales.....................................
19,800
34,100
(14,300)
(42)%
66,200
104,600
(38,400)
(37)%

7/31/05
9/30/05
11/30/05
1/31/06
3/31/06
5/31/06
7/31/06
9/30/06
11/30/06
1/31/07
3/31/07
5/31/07
7/31/07
9/30/07
11/30/07
1/31/08
3/31/08
5/31/08
7/31/08
9/30/08
11/30/08
1/31/09
3/31/09
5/31/09
7/31/09
9/30/09
11/30/09
1/31/10
3/31/10
5/31/10
7/31/10
9/30/10
11/30/10
1/31/11
3/31/11
5/31/11
7/31/11
9/30/11
11/30/11
1/31/12
3/31/12
5/31/12
7/31/12
9/30/12
11/30/12
1/31/13
3/31/13
5/31/13
7/31/13
9/30/13
11/30/13
1/31/14
3/31/14
5/31/14
7/31/14
9/30/14
11/30/14
1/31/15
3/31/15
5/31/15
7/31/15

NAVISTAR®

NYSE: NAV
Q3 2015 Earnings –
9/2/2015
U.S. and Canada Dealer Stock Inventory*
*Includes U.S. and Canada Class 4-8 and school bus inventory, but does not include U.S. IC Bus.
3,000
4,000
5,000
6,000
7,000
8,000
9,000
10,000
11,000

NYSE: NAV
Q3 2015 Earnings –
9/2/2015
Frequently Asked Questions
Q1:
What is included in Corporate and Eliminations?
A:
The primary drivers of Corporate and Eliminations are Corporate SG&A, pension and OPEB expense (excluding amounts allocated to the segments), annual incentive, manufacturing interest expense, and the elimination of intercompany sales and profit between segments.
Q2:
What is included in your equity in loss of non-consolidated affiliates?
A:
Equity in loss of non-consolidated affiliates is derived from our ownership interests in partially-owned affiliates that are not consolidated.
Q3:
What is your net income attributable to non-controlling interests?
A:
Net income attributable to non-controlling interests is the result of the consolidation of subsidiaries in which we do not own 100%, and is primarily comprised of Ford's non-controlling interest in our Blue Diamond Parts joint venture.
Q4:
What are your expected 2015 and beyond pension funding requirements?
A:
Future contributions are dependent upon a number of factors, principally the changes in values of plan assets, changes in interest rates and the impact of any funding relief currently under consideration. For the three and nine months ended July 31, 2015, we contributed $11 million and $73 million, respectively, to our U.S. and Canadian pension plans (the “Plans”) to meet the minimum required contributions for all plans. We currently anticipate additional contributions of approximately $40 million to the Plans during the remainder of 2015. Future contributions are dependent upon a number of factors, principally the changes in values of plan assets, changes
in
interest
rates,
the
impact
of
any
future
funding
relief,
and
the
impact
of
funding
resulting
from
the
closure
of
our
Chatham plant.
We currently expect that from 2016 through 2018, the Company will be required to contribute at least $100 million per year to the Plans, depending on asset performance and discount rates.

NYSE: NAV
Q3 2015 Earnings –
9/2/2015
Frequently Asked Questions
Q5:
What is your expectation for future cash tax payments?
A:
Our cash tax payments are expected to remain low in 2015 and will gradually increase as we utilize available net operating losses
(NOLs) and tax credits in future years.
Q6:
What is the current balance of net operating losses as compared to other deferred tax assets?
A:
Q7:
How does your FY 2015 Class 8 industry outlook compare to ACT Research?
A:
U.S. and Canadian Class 8 Truck Sales
Reconciliation
to
ACT
-
Retail
Sales
2015
ACT*
301,400
CY to FY adjustment
(8,045)
Total (ACT comparable Class 8 to Navistar)
293,355
Navistar Industry Retail Deliveries Combined Class 8 Trucks
250,000
280,000
Navistar difference from ACT
43,355
13,355
*Source:
ACT
N.A.
Commercial
Vehicle
Outlook
-
August
2015
4.6%
14.8%
As of October 31, 2014 the Company has deferred tax assets for U.S. federal NOLs valued at $870 million, state NOLs valued at $144 million, and foreign NOLs valued at $199 million, for a total undiscounted cash value of $1.2 billion.  In addition to NOLs, the Company has deferred tax assets for accumulated tax credits of $256 million and other deferred tax assets of $1.9 billion resulting in net deferred tax assets before valuation allowances of approximately $3.4 billion. Of this amount, $3.2 billion is subject to a valuation allowance at the end of FY2014.

NYSE: NAV
Q3 2015 Earnings –
9/2/2015
Frequently Asked Questions
Q8:
What is your manufacturing interest expense for Fiscal Year 2015?
A:
For the three and nine months ended July 31, 2015, Manufacturing interest was $56 million and $170 million, respectively. Annual manufacturing interest for 2015 is forecasted to be down approximately 5% compared to 2014. For reference, interest expense was
$243 million and $251 million for FY 2014 and 2013, respectively.
Q9:
What should we assume for capital expenditures in Fiscal Year 2015?
A:
For the three and nine months ended July 31, 2015, capital expenditures were $27 million and $72 million, respectively. Annual
Capital
expenditures
for
2015
is
forecasted
to
be
between
$125
-
150
million.
In
comparison,
capital
expenditures
were
$88
million
and $167 million for FY 2014 and 2013, respectively.

NYSE: NAV
Q3 2015 Earnings –
9/2/2015
Outstanding Debt Balances
July 31,
October 31,
(in millions)
2015
2014
Manufacturing operations
Senior Secured Term Loan Credit Facility, as amended, due 2017, net of unamortized discount of
$2 and $3, respectively…….…………………………………………………………………………
$
695
$
694
8.25% Senior Notes, due 2021, net of unamortized discount of $18 and $20, respectively…………
1,182
1,180
4.50% Senior Subordinated Convertible Notes, due 2018, net of unamortized discount of $16 and
$19, respectively……………………………………………………………………………………...
184
181
4.75% Senior Subordinated Convertible Notes, due 2019, net of unamortized discount of $34 and
$40, respectively…………………………………………………………………………..………….
377
371
Debt of majority-owned dealerships………………………………………………………………….
26
30
Financing arrangements and capital lease obligations……………………………………………….
48
54
Loan Agreement related to 6.5% Tax Exempt Bonds, due 2040…………………………….………
225
225
Promissory Note……………………………………………………………………………...………
3
10
Financed lease obligations……………………………………………………………………………
129
184
Other…………………….......................…………………………………..........................................
19
29
Total Manufacturing operations debt……………. …………………………….............................
2,888
2,958
Less: Current
Portion……………………………………………………………………………........
100
100
Net long-term Manufacturing operations debt………………………………………………….....
$
2,788
$
2,858
July 31,
October 31,
(in millions)
2015
2014
Financial Services operations
Asset-backed debt issued by consolidated SPEs, at fixed and variable rates, due serially through
2018…………………………………………………………………………………………………..
$
1,135
$
914
Bank revolvers, at fixed and variable rates, due dates from 2015 through 2020…………………….
1,147
1,242
Commercial paper, at variable rates, program matures in 2017……………………………………...
90
74
Borrowings secured by operating and finance leases, at various rates, due serially through 2018….
26
36
Total Financial Services operations debt …………………………………………………………
2,398
2,266
Less: Current portion ………………………………………………………………………………...
990
1,195
Net long-term Financial Services operations debt………………………………………………...
$
1,408
$
1,071

NYSE: NAV
Q3 2015 Earnings –
9/2/2015
SEC Regulation G Non-GAAP Reconciliation
SEC Regulation G Non-GAAP Reconciliation
The financial measures presented below are unaudited and not in accordance with, or an alternative for, financial measures presented in accordance with U.S.
generally accepted accounting principles ("GAAP"). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP and are reconciled to the most appropriate GAAP number below
Earnings (loss) Before Interest, Income Taxes, Depreciation, and Amortization (“EBITDA”):
We define EBITDA as our consolidated net income (loss) from continuing operations attributable to Navistar International Corporation, net of tax, plus manufacturing interest expense, income taxes, and depreciation and amortization. We believe EBITDA provides meaningful information to the performance of our business and therefore we use it to supplement our GAAP reporting. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results..
Adjusted EBITDA:
We believe that adjusted EBITDA, which excludes certain identified items that we do not consider to be part of our ongoing business, improves the comparability of year to year results, and is representative of our underlying performance. Management uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliations, and to provide an additional measure of performance.
Adjusted EBITDA margin:
We define Adjusted EBITDA margin as a percentage of the Company's consolidated sales and revenues. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliations, and  to provide an additional measure of performance.
Manufacturing Cash, Cash Equivalents, and Marketable Securities:
Manufacturing cash, cash equivalents, and marketable securities represents the Company’s consolidated cash, cash equivalents, and marketable securities excluding cash, cash equivalents, and marketable securities of our financial services operations. We include marketable securities with our cash and cash equivalents when assessing our liquidity position as our investments are highly liquid in nature. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of our ability to meet our operating requirements, capital expenditures, equity investments, and financial obligations.
Structural costs consists of Selling, general and administrative expenses and Engineering and product development costs.

NYSE: NAV
Q3 2015 Earnings –
9/2/2015
SEC Regulation G Non-GAAP Reconciliations
Manufacturing segment cash and cash equivalents and marketable securities reconciliation:
(in millions)
Manufacturing Operations:
Cash and cash equivalents………………………………………………………
$
507
$
536
$
583
$
440
Marketable securities……………………………………………………………
Manufacturing Cash and cash equivalents and Marketable securities………..
$
775
$
784
$
733
$
  1,018
Financial Services Operations:
Cash and cash equivalents………………………………………………………
$
40
$
47
$
37
$
57
Marketable securities……………………………………………………………
Financial Services Cash and cash equivalents and Marketable securities……
$
65
$
72
$
62
$
84
Consolidated Balance Sheet:
Cash and cash equivalents………………………………………………………
$
547
$
583
$
620
$
497
Marketable securities……………………………………………………………
Consolidated Cash and cash equivalents and Marketable securities…………
$
840
$
856
$
795
$
  1,102
July 31,
April 30,
2015
2015
268
248
293
273
January 31,
2015
150
25
25
25
605
175
October 31,
2014
578
27

NYSE: NAV
Q3 2015 Earnings –
9/2/2015
SEC Regulation G Non-GAAP Reconciliations
Earnings (loss) before interest, taxes, depreciation, and amortization ("EBITDA") reconciliation
______________________
(A)
Manufacturing interest expense is the net interest expense primarily generated for borrowings that support the manufacturing and corporate operations, adjusted to eliminate intercompany interest expense with our Financial Services segment. The following table reconciles Manufacturing interest expense to the consolidated interest expense:
______________________
* For more detail on the items noted, please see slide 41 footnotes (A), (C) and (D).
(in millions)
EBITDA (reconciled above) …......…………………………………
106
$
142
Less significant items of:
Adjustments to pre-existing warranties
(A)
………………………..
3
(29)
Asset impairment charges
(C)
………...……………………………
7
4
Restructuring charges
(D)
………..……....…………………………
13
16
Total adjustments
23
(9)
Adjusted EBITDA
…......………………………………………….....
$
129
$
133
Adjusted EBITDA Margin …......………………………………….....
5.1%
4.7%
Quarters Ended
July 31, 2015
July 31, 2014
(in millions)
Loss from continuing operations attributable to NIC, net of tax………..
$
(30)
$
(3)
Plus:
Depreciation and amortization expense……………………………
68
71
Manufacturing interest expense
(A)
…………………………………
56
60
Less:
Income tax benefit (expense)………………………………………
(12)
(14)
EBITDA
…………………………………………………………………
$
106
$
142
Quarters Ended
July 31, 2015
July 31, 2014
(in millions)
Interest expense …………………………………………………
$
75
$
78
Less:  Financial services interest expense ………………………
19
18
Manufacturing interest expense ……………………..…………..
$
56
$
60
July 31, 2014
July 31, 2015
Quarters Ended

NYSE: NAV
Q3 2015 Earnings –
9/2/2015
Significant Items Included Within Our Results
______________________
(A)
Adjustments to pre-existing warranties reflect changes in our estimate of warranty costs for products sold in prior periods.
Such adjustments typically
occur when claims experience deviates from historic and expected trends. Our warranty liability is generally affected by component failure rates, repair costs, and the timing of failures.
Future events and circumstances related to these factors could materially change our estimates and require adjustments to our liability.
In addition, new product launches require a greater use of judgment in developing estimates until historical experience becomes available.
(B)
In the third quarter of 2015, the Truck segment recognized charges of $3 million for the acceleration of depreciation of certain assets related to the foundry facilities.
(C)
In the third quarter of 2015, as a result of the economic downturn in Brazil causing declines in actual and forecasted results, we tested the indefinite-lived intangible asset of our Brazilian engine reporting unit for potential impairment. As a result, we determined that $3 million of trademark asset carrying value
was
impaired.
In
addition,
during
the
third
quarter
of
2015,
the
Company
concluded
it
had
a
triggering
event
related
to
certain
long-lived
assets in
the Truck segment.  As a result, certain long-lived assets were determined to be impaired, resulting in a charge of $3 million.
(D)
In the third quarter of 2015, we incurred restructuring charges of $13 million related to cost reduction actions, including a reduction-in-force in the U.S.
and Brazil. In the third quarter of 2014, the Company recognized charges of $14 million related to the 2011 closure of its Chatham, Ontario plant, based on a ruling received from the Financial Services Tribunal in Ontario, Canada.
Quarter Ended
July 31,
(in millions)
Expense (income):
2015
2014
Adjustments to pre-existing
warranties
(A)
………………………………………………………………
$
3
$
(29
)
Accelerated depreciation
(B)
………………………………………………………….............................
3
2
Asset impairment charges
(C)
……………………………………………………………………………
7
4
Other restructuring charges and strategic initiatives
(D)
…………………………………………………
13
16